Exhibit 99.2

11th Annual
Investor
Conference
- - - - -
December 1, 2004

Safe Harbor Statement

Cautionary Statement under “Safe Harbor,” Provision of the Private Securities Litigation
Act of 1995:  This presentation contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects.  Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the “SEC”), or in
our communications and discussions with investors and analysts at this conference or in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities
Exchange Act of 1934 as amended.  These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations and are subject to risk and uncertainties.  In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved.  We caution investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to PXRE
Group’s public filings with the SEC.

Non-GAAP Financial Measures

In certain instances when presenting PXRE’s results, management has included and discussed certain “non-GAAP” financial measures.  For example, operating income excludes after-tax realized investment gains and losses and foreign exchange gains and losses, as well as other non-recurring items. These excluded items may be material in a period.  Management believes that providing non-GAAP financial measures such as  operating income provides useful information regarding PXRE’s results of operations consistent with industry practices which enables investors, security analysts and rating agencies to make performance comparisons with PXRE’s competitors.  The reconciliation of such non-GAAP financial measures to the applicable GAAP financial measures is included in PXRE’s press releases.

Business Overview

Jeff Radke
CEO

The PXRE Franchise

Highly-focused provider of property catastrophe and risk excess reinsurance to the worldwide marketplace

Established in 1986; the longest tenured short-tail specialist reinsurer

One of the leading property retrocessional writers in the world

Strong underwriting team with proven long-term track record

Operations in Bermuda, U.S., Europe and Barbados

Sound balance sheet, over $800 million of capital and more than
$1.5 billion in total assets

“A” rated by both A.M. Best and S&P

Well-positioned to benefit from recent catastrophes given focus on property catastrophe reinsurance and retrocessional business

Strategy

Focus on core, profitable short-tail segments

Maintain strict risk controls

Apply extensive technical analysis to underwriting

Continue disciplined management of capital across
underwriting cycles

A proven strategy, generating superior underwriting results and attractive returns on capital over the long-term

Experienced and Talented Team

Underwriters have an average of 21 years of underwriting experience

Management and Directors own 8%(1); their interests are aligned with shareholders

Officer

Title / Responsibility

Years of

Experience

Jeffrey Radke

CEO and President

16

Gerald Radke

Chairman

35

Guy Hengesbaugh

Chief Operating Officer

19

John Modin

EVP, CFO

17

John Daly

EVP, International Operations

27

Peter Kiernan

SVP, North America Operations

15

Andrew Stapleton

SVP, Marine and Aerospace

16

Bruce Byrnes

General Counsel

11

(1)  On a fully diluted basis, including all unvested options.

Attractive Market Fundamentals

Recent Events

Improved 2005 Market Outlook

Source:  Benfield, Sigma and PCS.

Recent events have resulted in a significantly more attractive pricing environment for the 2005 renewal season

Company expects rate increases of 5 - 15%
on its entire premium base

Stable to single digit rate increases in North
American property catastrophe business

10 - 15% rate increases in worldwide
retrocessional business

Additional demand from retro and
catastrophe customers

2004 Hurricane Season

4 of top 6 U.S. hurricane losses in
history

Large Caribbean losses

Japanese Typhoons

Additional property losses for
international reinsurers

Industry exposure approximates
$2-4 billion

Industry

Losses expected to exceed $30 billion

Likely to be largest industry property
losses ever incurred in a single year

Retro Market Leader

PXRE is among the top 4 retrocessional market participants
worldwide

Retro business is a unique niche with fewer competitors than traditional reinsurance

Underwriting retrocessional business requires specialized skills

PXRE’s proprietary models and market tenure allow it to
successfully underwrite despite the lack of transparency

Client relationships are critical

Retro business has higher returns than traditional
catastrophe reinsurance

$200
$150
$100
$50
$0
250%
200%
150%
100%
50%
0%
$12
$12
$9
$11
$17
$20
$57
$97
$90
$65
$78
$68
$65
$66
$61
$176
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 YTD
2005
NPE
Paragon Cat Pricing Index
PXRE Estimates

Proven Performance
Through the Cycle

Cumulative Cat & Risk Loss Ratio 1987 to Present = 52%

($ in millions)

Business Summary

Property

Catastrophe

Property

Retrocession

Specialty Risk

Property Risk Excess

NPW Q3 YTD ‘04

(1)

$144

$85

$24

$23

Exposures

Wind/Earthquake

U.S., Europe, Japan,

Caribbean

Caribbean

Wind/Earthquake

U.S., Europe, Japan,

Aviation, Satellite,

Marine

Industrial Risk

Energy Generation

Commentary

Large International

book

North American

book growing

Relationships and

experience are

critical

Proprietary models

required

Data quality

improving

Aviation market

strong

Capacity shortage

in satellite business

Marine terms

unattractive

Heterogeneous

market

Information quality

is an issue

Highly variable

expected returns

Pricing

Rates flat to up 10%

Rates up 5% - 15%

Rates up in satellites

and down (but

attractive) in aviation

Rates flat; improving in
areas affected by losses

($ in millions)

(1)  Before ceded excess premiums.

Retro
31%
Property
Cat
52%
Risk Excess
8%
Specialty
9%

International
23%
Multi-
Territory
46%
North
America
22%
Non-Property
9%

Cat & Risk By Geography

By Line of Business (1)

Focused but Geographically
Diversified Business Mix

2004 YTD Net Premiums Written = $254 million

(1)  Excludes exited lines.

Underwriting Technology
and Risk Management

Crucible

Risk management system

Combines proprietary retro and other models with 3rd party
models

Capital allocated to each deal based on profitability and
correlation

Allows 3rd party model optimization

Cap on zonal aggregates

Based on contractual limits

Monitored dynamically by Crucible

Risk limits

Set to insure ability to capitalize after the event

Percent of capital varies with market conditions

Financial Overview

John Modin
CFO

Financial Strategy

Target ROE of 15% over the cycle

Superior financial strength ratings

Rated “A” by S&P and A.M. Best

Conservative investment philosophy

Disciplined capital management

Subordinated debt (trust preferred) to capital ratio of 20%

Current dividend yield of 1%

Only underwriting risk varies with the cycle

Financial Performance

($ in millions, except per share data)

(1)  Fully diluted earnings per adjusted share.

Hurricanes added 61 loss points to the September 30, 2004 period

Year Ended December 31

January 1, 2004 to

2002

2003

6/30/2004

9/30/2004

Selected Income Statement Items:

Gross Premiums Written

$367

$339

$160

$286

Net Premiums Earned

269

321

139

228

Net Premiums Earned - Cat & Risk Excess

176

254

132

222

Net Investment Income

25

27

12

17

Underwriting Income - Cat & Risk Excess

108

156

85

30

Net Income

$65

$97

$63

($10)

Earnings per Share

(1)

$3.28

$4.10

$2.37

($0.28)

Selected Ratios:

Loss Ratio

47%

50%

26%

84%

Expense Ratio

31%

25%

30%

25%

Combined Ratio

78%

75%

56%

110%

Loss Ratio on Cat & Risk Excess

30%

27%

24%

75%

120%
100%
80%
60%
40%
20%
0%
78%
61%
75%
53%
110%
100%
2002
2003
2004 YTD
30%
25%
20%
15%
10%
5%
0%
17%
21%
19%
26%
4%
6%
2002
2003
2004E
Reported
Excluding Exited Lines

Key Operating Metrics

Combined Ratio

Return on Equity

ROEs in the low 20s in core Cat & Risk business from 2002 - 1H 2004

(1)  Based on midpoint of previously issued $0.70-0.90 per share full year 2004E guidance.

(1)

PXRE

Hedge Funds
12%
Other
1%
Short-term
Investments
24%
Fixed
Maturities
63%

+

Indexed Price Performance
240
220
200
180
160
140
120
100
1997
1998
1999
2000
2001
2002
2003
2004
S&P 500
CISDM Fund of Funds Index
PXRE Hedge Fund Portfolio

Prudent Investment Philosophy

Investment Portfolio

Hedge Fund Portfolio

S&P 500

CISDM Index

PXRE Portfolio

Average Annual Return

7.75%

7.37%

10.84%

Standard Deviation

20.70

5.84

7.64

18

Capital preservation is key goal

High quality, low duration fixed income
portfolio supplemented by a small fund-of-
funds hedge fund portfolio

Very low correlation between underwriting
and financial risks

Detailed portfolio guidelines and controls –
diligent monitoring

Third party investment managers:

Gen Re New England Asset Management
(GRNEAM) – match liabilities with high
quality fixed income securities

Mariner Investments – manages
alternative investments focusing on
strategies with better risk adjusted returns
than straight equity or fixed income
portfolios

Fixed Income Portfolio – risk averse to
interest rate and credit risks

Market Value:

$936 million

Weighted Average

Credit Rating:

AA

Duration:

2.2 years

Update on Capital Structure

Recently completed common follow-on offering resulted in $83 million of primary proceeds ($98 million assuming overallotment is exercised)

Priced at $23.75 per share

Almost four-times over subscribed

$183 million balance sheet value in convertible preferred shares at September
30, 2004

2/3 mandatory convert in April 2005; remaining 1/3 in April 2008

8% dividend is PIK until April 2005; cash dividends thereafter

$22.3 million balance sheet value converted in conjunction with recently completed follow-on offering

Converted into 1.6 million common shares (including secondary overallotment is exercised) and offered as secondary shares in the offering

Represents 12% of the total convertible preferred shares

Conversion price at September 30, 2004 is $13.48

Raised $63 million of debt capital in 2003

Common
50%
Sub Debt
20%
Equity
80%
Preferred
30%
Sub Debt
Common
Preferred

Post-Offering Capital Structure

Total Capital $834 million(1) ; Fully diluted shares 32.5 million(1)

(1)  Assumes Overallotment is exercised.

Sound Financial Position

($ in millions)

Note:      Trust preferred securities reclassified as subordinated debt after December 31, 2003.

                (1)    Assumes Overallotment is exercised.

                (2)    Assumes 4.38 million common shares at $23.75 price, net of offering related expenses.

21

December 31,

2003

September 30,

2004

Pro Forma

(1) (2)

Cash and Investments

$1,012

$1,093

$1,191

Reinsurance Recoverables

162

79

79

Total Assets

1,360

1,426

1,524

Loss and Loss Adjustment Expense Reserves

451

518

518

Subordinated Debt

157

167

167

Total Shareholders’ Equity

565

569

6

67

Total Capital

Excellent Outlook

Strong rate environment for almost all lines

Demand increases

Revenue growth expected in 2005

Successful follow-on offering completed in November

Early renewal season – large portion of January 1
renewals are already in the door.

22

23